USA MOBILITY, INC.
EQUITY INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”), dated effective as of [ ] (the “Grant Date”), between USA Mobility, Inc., a Delaware corporation (the “Company”), and      (the “Participant”).

WITNESSETH:

WHEREAS, the Company maintains the USA Mobility, Inc. Equity Incentive Plan (the “Plan”);

WHEREAS, the Participant is an employee of the Company;

WHEREAS, the Company wishes to provide the Participant the opportunity to earn shares of restricted stock based on the Company’s success in reducing expenses for the fiscal years 2006 through 2008 (the “Performance Period”) subject to the conditions set forth in this Agreement; and

WHEREAS, all capitalized terms not defined in this Agreement shall have the meanings given such terms in the Plan.

NOW, THEREFORE, in consideration of the various covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Eligibility, Grant of and Vesting of Restricted Stock

(a) The Participant shall be eligible to participate in the Company’s Plan on the terms and subject to the conditions contained herein and in the Plan.

(b) The Company hereby grants to the Participant a total of [80% of the initial equity portion/$28.67 (the average stock price for the five days preceding February 1, 2006, the Board’s approval of the LTIP)] shares of Restricted Stock (the “Initial Target Award”), subject to the terms, restrictions and other conditions set forth in this Agreement and the Plan.

(c) The Initial Target Award shall be earned in full by the Participant so long as (a) the Company’s expenses for fiscal year 2008 are at or below $[ ] (the “Expense Target”) and (b) the Participant remains a full-time employee of the Company from the date hereof until January 1, 2009 (the “Vesting Date” and, together with the Expense Target, the “Vesting Conditions”).

(d) The Participant shall also be eligible for an additional award of restricted shares (the “Additional Target Award”) based on the Participant’s contribution over the course of the Performance Period toward meeting the Company’s Expense Target. The Additional Target Award, if any, shall be determined and awarded by the Company during the first quarter of 2009 and shall be payable on the same terms as, and subject to the same conditions as, the Initial Target Award (together with the Additional Target Award, if any, the “Target Award Shares” or “Shares”).

(e) To the extent that the Company falls short of the Expense Target, the

Target Award Shares shall be reduced or eliminated by multiplying the total Target Award Shares by the Applicable Payout Percentage contained on Exhibit A hereto.

(f) The Company shall cause the Shares to be issued and a stock certificate or certificates representing the Shares to be registered in the name of the Participant or held in book entry form promptly upon execution of this Agreement. If a stock certificate or certificates is issued, it shall be delivered to, and held in custody by the Company until such shares are forfeited, or vest and distributed to the Participant or Participant’s estate, in accordance with this Agreement.

(g) Subject to Section 5, and assuming satisfaction of the Vesting Conditions, the Target Award Shares, if any, shall be distributed to the Participant promptly following completion of the Company’s annual audit for the 2008 fiscal year, which is expected to be completed on or before March 15, 2009.

(h) The Employee agrees not to take any actions that would serve to reduce artificially or inappropriately the Company’s expenses in fiscal year 2008 by accelerating expenses into fiscal year 2007 or delaying expenses into fiscal year 2009 or otherwise. The Participant further agrees to notify the Board through the Company’s Chief Compliance Officer, currently the Senior Vice President of Human Resources, as provided in the USA Mobility, Inc. Code of Business Conduct and Ethics, of any actions taken by other Company employees that, in the judgment of the Participant, may constitute such an inappropriate shifting or manipulation of expenses.

2. Forfeiture or Proration of Target Award Shares

(a) Termination without Cause; Death; Disability. If the Participant is terminated by the Company without Cause (as hereinafter defined), dies or Participant’s employment terminates due to permanent disability (as determined under the Company’s long-term disability policy) prior to the Vesting Conditions being satisfied, the Participant shall be entitled to retain the number of Shares equal to the product of (i) the total number of Shares granted pursuant to this Agreement, multiplied by (ii) a fraction, the numerator of which is the number of days the Participant was continuously employed with the Company or an Affiliate thereof from January 1, 2006 through the termination date, and the denominator of which is 1095 days, rounded down to the nearest whole number and (iii) multiplied by the Applicable Payout Percentage upon determination thereof. The amount, if any, of the Target Award Shares as so determined shall be distributed in accordance with the provisions of Section 1(g); the remainder of the Target Award Shares shall be forfeited by the Participant.

Notwithstanding the foregoing if a Change in Control (as defined herein) occurs after the Participant’s termination of employment by the Company without Cause or upon death or permanent disability, but prior to January 1, 2009, and the Company is on track with respect to its targeted expense reduction goals set forth in the Company’s 2006 to 2010 Long Term Strategic Plan (Fourth Quarter 2005) immediately prior to the Change In Control, as reasonably determined by the Committee in its business judgment with input from the Company’s CEO, then immediately prior to the closing of the transaction that results in a Change in Control, that number of shares equal to the product of (A) the total number of Shares granted pursuant to this Agreement, multiplied by (B) a fraction, the numerator of which is the number of days the Participant was continuously employed with the Company or an Affiliate thereof from January 1, 2006 through the date of Participant’s termination of employment, shall vest and be distributed to Participant or Participant’s estate, as applicable. This Agreement shall terminate upon any such distribution of Shares to Participant or Participant’s estate.

(b) Termination for Cause. If the Participant’s employment is terminated by the Company for Cause, the Participant shall forfeit his or her Target Award Shares without any further action by the Company, immediately upon such termination, and the Participant will have no further rights pursuant to this Agreement.

(c) Change in Control. So long as (i) the Company is on track with respect to its targeted expense reduction goals set forth in the Company’s 2006 to 2010 Long Term Strategic Plan (Fourth Quarter 2005) immediately prior to any Change In Control, as reasonably determined by the Committee in its business judgment with input from the Company’s CEO, and (ii) the Participant is employed by the Company immediately prior to the closing of the transaction that results in a Charge In Control, then immediately prior to such closing, that number of Shares equal to the product of (A) the total number of Shares granted pursuant to this Agreement, multiplied by (B) a fraction, the numerator of which is the number of days the Participant was continuously employed with the Company or an Affiliate thereof from January 1, 2006 through the date immediately prior to the closing date of the transaction that results in a Change of Control, shall vest and be distributed to Participant. This Agreement shall terminate and any unvested Shares shall be forfeited upon either (i) the distribution of any Shares to participant under this Section 2(c), or (ii) if no distribution is made under this Section 2(c), upon the closing of the transaction that results in a Change in Control.

(d) Examples. For illustration purposes only, if the Participant is awarded a total of [ ] Shares, the Company’s total expenses for the twelve month period ending on December 31, 2008 are $[ ] and the Participant remains continuously employed by the Company through January 1, 2009, [ ] Shares shall vest (.85 multiplied by [ ]) and the remaining Shares shall be forfeited. Assuming the same facts except that the Participant is terminated by the Company without Cause on February 3, 2008, [ ] Shares shall vest ([ ] multiplied by 764/1095 days multiplied by .85) and the remaining Shares shall be forfeited.

(e) Rights As A Stockholder. Except as otherwise set forth in this Agreement, the Participant shall have all rights and privileges of a stockholder of the Company with respect to the Shares, including voting rights and the right to be credited on an unvested basis with dividends and distributions paid with respect to such Shares as provided in Section 2(f) herein.

(f) Dividends. The Company will retain custody of all cash dividends and other distributions (“Retained Distributions”) made or declared with respect to the Shares (and such Retained Distributions will be subject to the restrictions and the other terms and conditions under this Agreement that are applicable to the Shares) until such time, if ever, as the Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested as provided by this Agreement. If so approved by the Company, the Participant may elect whether such Retained Distributions received in the form of cash will be held in an interest bearing account or, with the consent of the Committee, reinvested in purchasing additional Shares; provided that the election shall not be made during a period in which any stockholder is prohibited from trading under any policy of the Company or by the rules of the Exchange Act. Such Retained Distributions shall be paid as soon as administratively possible, but no later than 45 days, after such Retained Distributions have vested pursuant to satisfaction of the Vesting Conditions, or as provided under Section 2 (a) or Section 2 (c), if applicable.

(g) Spendthift Clause. No Shares or any interest or right therein or part thereof, prior to vesting in accordance with the terms hereof, shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), any attempted disposition thereof shall be null and void and of no effect; provided however, that this subsection shall not prevent transfers by will or by the applicable laws of descent and distribution.

3. Legends.

Any stock certificate or certificates representing the Shares issued under this Agreement will bear a legend in substantially the form set forth below.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING AND OTHER RIGHTS OF REPURCHASE AND MAY BE SUBJECT TO REACQUISTION BY USA MOBILITY, INC. (THE “COMPANY”) UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE COMPANY AT 6677 RICHMOND HIGHWAY, ALEXANDRIA, VA 22306.

4. Tax Withholding.

The Company shall notify the Participant of the amount of tax which must be withheld by the Company under all applicable federal, state and local tax laws. The Participant agrees to make arrangements with the Company to (a) remit a cash payment of the required amount to the Company or (b) to authorize the deduction of such amounts from the Participant’s compensation.

5. Conditions to Issuance of Stock Certificates.

The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to the payment by the Participant (or prior to arrangements made by the Participant to pay which shall be satisfactory to the Company) all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of the Shares and/or the lapse or removal of any of the restrictions.

6. No Right to Continued Employment.

Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employment or other service of the Company or any subsidiary or shall interfere with or restrict in any way the rights of the Company or any subsidiary, which are hereby expressly reserved, to discharge the Participant at any time for any reason or no reason whatsoever, with or without Cause.

7. Adjustments.

If the outstanding shares of the Stock of the Company are increased, decreased, changed into or exchanged for a different number of kind of shares or securities of the Company through (a) a distribution or payment of a dividend on the Stock in shares of Stock, (b) subdivision of reclassification, in a stock split or similar transaction, of the outstanding shares of Stock into a greater number of shares, (c) combination or reclassification of, in a reverse stock split or similar transaction, the outstanding shares of Stock into a lesser number of shares, or (d) issuance of any shares of capital stock by reclassification of the Stock, then an appropriate and proportionate adjustment shall be made in the number and kind of Shares. Adjustments made pursuant to this Section 7 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

8. Administration.

The Compensation Committee of the Board of Directors (the “Board”) of the Company (or such other committee designated by the Board, the “Committee”) shall have the power to (a) interpret this Agreement; (b) adopt such rules or principles for the administration, interpretation and application of the Shares as are consistent therewith; (c) interpret, amend or revoke any such rules or principles; and (d) at its sole discretion, accelerate the time when the restrictions on the Shares lapse. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Shares.

9. Miscellaneous.

(a) This Agreement may be executed in one or more counterparts, all of which taken together will constitute one and the same instrument.

(b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both of the parties hereto.

(c) The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles.

(d) This Agreement and the Plan constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein.

(e) Except as otherwise herein provided, this Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and of the Participant and the Participant’s personal representatives.

10. Definitions

(a) Affiliate. “Affiliate” means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by, controlling of, or under common control with, the Company where “control” means the right to elect or appoint at least 50% of the directors, managing members, general partners, trustees or entities exercising similar powers with respect to the Company or the applicable entity whether by beneficial ownership of securities or other interests, by proxy or agreement, or both.

(b) Cause. The Company shall have “Cause” to terminate the Participant’s employment hereunder upon:

(i) the Company’s, or, in the case of the chief executive officer of the Company (the “CEO”), the Board’s determination that the Participant failed to substantially perform his or her duties as an Employee of the Company, provided, that prior to such termination, the Company shall have provided the Participant with at least 30 days written notice of such failure and the Participant has not remedied the failure within such 30-day period;

(ii) the Company’s or, in the case of the CEO, the Board’s determination that the Participant failed to carry out, or comply with, in any material respect any lawful and reasonable directive of the Board (provided, that, to the extent such failure can be fully cured, the Company or the Board shall have provided the Participant with at least 30 days written notice of such failure and the Participant has not remedied the failure within the 30-day period);

(iii) the Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude;

(iv) the Participant’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing the Participant’s duties and responsibilities;

(v) the Participant’s material breach of his obligations as an Employee of the Company or one of its Affiliates; or

(vi) the Participant’s commission of an act of fraud, embezzlement, misappropriation, willful misconduct, or breach of fiduciary duty against the Company.

(c) “Change in Control” means (i) the dissolution or liquidation of the Company; or (ii) (A) a merger, consolidation or reorganization of the Company with one or more other corporations or entities in which the Company is not the surviving corporation, (B) a sale of substantially all of the assets of the Company to another corporation, person or entity, or (C) any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board, that upon the closing or completion of any transaction referred to in (A), (B), or (C) results in any person or entity (other than persons who are holders of stock of the Company immediately prior to such transaction and other than an affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act) owning eighty percent (80%) or more of the combined voting power of all classes of stock of the Company.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

USA MOBILITY, INC.

By:
Vincent D. Kelly
President and Chief Executive Officer

PARTICIPANT

Name: